Supplement to the current prospectus

MFS(R) Capital Opportunities Fund

On June 13, 2007, shareholders approved the reorganization of the MFS Capital Opportunities Fund, a series of MFS Series Trust VII, into the MFS Core Equity Fund, a series of MFS Series Trust I. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS Capital Opportunities Fund are no longer available for sale and exchanges into the MFS Capital Opportunities Fund are no longer permitted.


                  The date of this supplement is June 14, 2007.